FORM 10-K                                                   Page 426

                               SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CONE MILLS CORPORATION

Date:   March 31, 1995        By:   J. PATRICK DANAHY
                                    J.Patrick Danahy
                                    President and Chief
                                    Executive Officer

      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     Signature                    Title                    Date


/S/ DEWEY L. TROGDON        Chairman of the            March 31, 1995
(Dewey L. Trogdon)          Board


/S/ J. PATRICK DANAHY       Director, President        March 31, 1995
(J. Patrick Danahy)         and Chief Executive
                            Officer (Principal
                            Executive Officer)


/S/ JOHN L. BAKANE          Director, Executive        March 31, 1995
(John L. Bakane)            Vice President and
                            Chief Financial
                            Officer (Principal
                            Financial Officer)


/s/ DORIS R. BRAY           Director                   March 31, 1995
(Doris R. Bray)


/s/LESLIE W. GAULDEN        Director                   March 31, 1995
(Leslie W. Gaulden)

FORM 10-K                                                   Page 427


    Signature                 Title                        Date



/s/ JEANETTE C. KIMMEL      Director                   March 31, 1995
(Jeanette C. Kimmel)



/s/ CHARLES M. REID         Director                   March 31, 1995
(Charles M. Reid)



/s/ JOHN W. ROSENBLUM       Director                   March 31, 1995
(John W. Rosenblum)



/s/ RICHARD S. VETACK       Director                   March 31, 1995
(Richard S. Vetack)



/s/ BUD W. WILLIS III       Director                   March 31, 1995
(Bud W. Willis III)



/s/ J. D. HOLDER            Controller                 March 31, 1995
(J. D. Holder)              (Principal Accounting
                             Officer)